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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 24, 1999 included in Liberate Technologies' Registration Statement No. 333-95139 on Form S-1 and to all references to our Firm included in this registration statement.


San Jose, California
June 21, 2000


                                              /s/ ARTHUR ANDERSEN LLP
                                       --------------------------------------
                                                 Arthur Andersen LLP